                                                                  EXHIBIT 23.2




                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" included in the Registration Statement (Form S-3 No. 33-44684) and related Prospectus of Litton Industries, Inc. for the registration of $400,000,000 of its debt securities.



                                                ERNST & YOUNG LLP

Washington, D.C.
March 12, 1996